HSBC Investor Funds

HSBC Investor California Tax-Free Money Market Fund

HSBC Investor Prime Money Market Fund

HSBC Investor New York Tax-Free Money Market Fund

HSBC Investor Tax-Free Money Market Fund

HSBC Investor U.S. Government Money Market Fund

(the “Funds”)

Supplement Dated April 9, 2009

to the Prospectus Dated February 27, 2009, as supplemented to date

Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds

On March 31, 2009, the U.S. Department of the Treasury (the “Treasury”) announced that it would extend its Temporary Guarantee Program for Money Market Funds (the “Program”) until September 18, 2009. The Board of Trustees of the Funds has approved the Funds’ continued participation in the Program.

Participation in the continuation of the Program requires a payment to the Treasury in the amount of 0.015% of the net asset value of each participating Fund as of September 19, 2008. This expense will be borne by each Fund without regard to any expense limitation currently in effect.

The Program provides a guarantee to money market fund shareholders as of the close of business on September 19, 2008 against loss in the event that a Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share.  Generally, the Program does not protect holders of shares acquired after September 19, 2008.  If the number of shares held in an account fluctuates over the period, the Program insures investors for the lesser of the number of shares held as of the close of business on September 19, 2008, or the amount held at liquidation.

More information about the Program is available at http://www.ustreas.gov. Any questions regarding the Funds’ participation in the Program may be directed to a representative at 1-800-782-8183.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE